Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
September 30, 2013

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratio
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Nine Months Ended
(dollars in thousands, except per share amounts)	Sep 30, 2013	Jun 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating Results:
Total revenue	$282,425	$288,021	$223,493	$847,571	$611,416
Net interest income	138,856	141,217	126,194	423,889	366,801
Provision for loan and lease losses	3,068	29	4,359	5,016	21,471
Noninterest income	143,569	146,804	97,299	423,682	244,615
Noninterest expense	225,696	213,540	183,969	651,052	518,573
Net income	33,150	45,993	22,178	118,289	45,196
Net earnings per common share, basic	0.25	0.36	0.19	0.91	0.37
Net earnings per common share, diluted	0.25	0.35	0.19	0.89	0.37
Performance Metrics:
Adjusted net income(1)	$34,373	$37,303	$36,185	$115,413	$99,901
Adjusted net earnings per common share, basic(2)	0.26	0.28	0.31	0.88	0.94
Adjusted net earnings per common share, diluted(2)	0.26	0.28	0.30	0.87	0.92
Yield on interest-earning assets	4.32%	4.40%	4.69%	4.40%	4.81%
Cost of interest-bearing liabilities	1.18%	1.23%	1.17%	1.22%	1.15%
Net interest spread	3.14%	3.17%	3.52%	3.18%	3.66%
Net interest margin	3.24%	3.33%	3.66%	3.33%	3.82%
Return on average assets	0.72%	1.00%	0.58%	0.86%	0.42%
Return on average equity(3)	8.68%	12.71%	7.28%	10.79%	5.48%
Adjusted return on average assets(4)	0.75%	0.81%	0.95%	0.84%	0.94%
Adjusted return on average equity(5)	9.02%	10.17%	11.89%	10.51%	12.12%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	1.01%	0.92%	1.29%	1.01%	1.29%
Net charge-offs to average loans held for investment	0.30%	0.12%	0.25%	0.22%	0.40%
ALLL as a percentage of loans and leases held for investment	0.53%	0.57%	0.76%	0.53%	0.76%
Capital Ratios:
Tier 1 leverage ratio (bank level)(7)	8.8%	8.3%	8.0%	8.8%	8.0%
Tier 1 risk-based capital ratio (bank level)(8)	13.9%	13.1%	15.2%	13.9%	15.2%
Total risk-based capital ratio (bank level)(9)	14.5%	13.7%	16.1%	14.5%	16.1%
Tangible equity to tangible assets(10)	8.8%	8.2%	7.5%	8.8%	7.5%
Deposit Metrics:
Deposit growth (trailing 12 months)	15.3%	26.5%	15.8%	15.3%	15.8%
Banking and Wealth Management Metrics:
Efficiency ratio(11)	42.4%	45.1%	59.1%	46.6%	52.8%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$2,691,406	$3,242,205	$2,528,611	$8,832,018	$6,694,894
Unpaid principal balance of loans serviced for the Company and others	61,274,075	61,700,811	52,308,550	61,274,075	52,308,550
Tangible Common Equity Per Common Share:
Excluding accumulated other comprehensive loss(12)	$11.89	$11.65	$11.18	$11.89	$11.18
Including accumulated other comprehensive loss(13)	11.42	11.00	10.29	11.42	10.29
Market Price Per Share of Common Stock:
Closing	$14.98	$16.56	$13.77	$14.98	$13.77
High	16.80	17.00	14.11	17.29	14.11
Low	13.95	13.93	9.40	12.75	9.40
Period End Balance Sheet Data:
Cash and cash equivalents	$1,087,935	$489,587	$1,619,969	$1,087,935	$1,619,969
Investment securities	1,421,035	1,615,296	2,019,511	1,421,035	2,019,511
Loans held for sale	1,059,947	2,000,390	1,403,205	1,059,947	1,403,205
Loans and leases held for investment, net	12,495,976	12,793,919	9,980,257	12,495,976	9,980,257
Total assets	17,612,089	18,362,872	16,509,440	17,612,089	16,509,440
Deposits	13,627,676	13,669,866	11,815,926	13,627,676	11,815,926
Total liabilities	16,009,176	16,813,489	15,251,418	16,009,176	15,251,418
Total shareholders’ equity	1,602,913	1,549,383	1,258,022	1,602,913	1,258,022
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A 6% Cumulative Convertible Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B 4% Cumulative Convertible Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A 6% Cumulative Convertible Preferred Stock and the Series B 4% Cumulative Convertible Preferred Stock into common stock.

(3)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for return on average equity. Beginning with the fourth quarter of 2012, return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock). Prior to the fourth quarter of 2012, return on average equity was calculated as net income divided by average shareholders' equity.

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Due to the issuance of non-participating perpetual preferred stock during the fourth quarter of 2012, we amended our calculation for adjusted return on average equity. Beginning with the fourth quarter of 2012, adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Prior to the fourth quarter of 2012, adjusted return on average equity was calculated as adjusted net income divided by average shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(8)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(11)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment.

(12)
Calculated as adjusted tangible common shareholders' equity divided by shares of common stock. Adjusted tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets, perpetual preferred stock and accumulated other comprehensive loss (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(13)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding and for periods prior to the fourth quarter of 2012, additional common shares assuming conversion of all outstanding convertible preferred stock to common stock. Tangible common equity per common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2013	Jun 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Interest Income
Interest and fees on loans and leases	$170,110	$172,723	$140,230	$516,619	$400,824
Interest and dividends on investment securities	13,376	14,813	20,879	44,439	62,127
Other interest income	493	317	152	1,108	338
Total interest income	183,979	187,853	161,261	562,166	463,289
Interest Expense
Deposits	24,437	26,567	22,491	77,827	63,884
Other borrowings	20,686	20,069	12,576	60,450	32,604
Total interest expense	45,123	46,636	35,067	138,277	96,488
Net Interest Income	138,856	141,217	126,194	423,889	366,801
Provision for loan and lease losses	3,068	29	4,359	5,016	21,471
Net Interest Income after Provision for Loan and Lease Losses	135,788	141,188	121,835	418,873	345,330
Noninterest Income
Loan servicing fee income	50,713	47,192	42,341	140,068	130,380
Amortization of mortgage servicing rights	(30,438)	(35,945)	(36,292)	(101,461)	(99,773)
Recovery (impairment) of mortgage servicing rights	35,132	32,572	(18,229)	80,259	(63,508)
Net loan servicing income	55,407	43,819	(12,180)	118,866	(32,901)
Gain on sale of loans	51,397	75,837	85,748	209,545	203,851
Loan production revenue	10,514	10,063	10,528	30,066	27,817
Deposit fee income	4,952	4,290	4,671	15,167	16,738
Other lease income	6,506	6,471	7,103	19,388	24,588
Other	14,793	6,324	1,429	30,650	4,522
Total noninterest income	143,569	146,804	97,299	423,682	244,615
Noninterest Expense
Salaries, commissions and other employee benefits expense	111,144	118,457	85,399	340,080	228,266
Equipment expense	20,609	20,707	17,574	61,168	50,411
Occupancy expense	8,675	7,547	6,619	23,606	17,985
General and administrative expense	85,268	66,829	74,377	226,198	221,911
Total noninterest expense	225,696	213,540	183,969	651,052	518,573
Income before Income Taxes	53,661	74,452	35,165	191,503	71,372
Provision for Income Taxes	20,511	28,459	12,987	73,214	26,176
Net Income	$33,150	$45,993	$22,178	$118,289	$45,196
Net Income Allocated to Preferred Stock	2,532	2,531	—	7,594	8,564
Net Income Allocated to Common Shareholders	$30,618	$43,462	$22,178	$110,695	$36,632
Net Earnings per Common Share, Basic	$0.25	$0.36	$0.19	$0.91	$0.37
Net Earnings per Common Share, Diluted	$0.25	$0.35	$0.19	$0.89	$0.37
Dividends Declared per Common Share	$0.03	$0.02	$0.02	$0.07	$0.02
Dividend payout ratio(1)	12.00%	5.56%	10.53%	7.69%	5.41%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,509	122,281	118,038	122,128	98,387
Diluted	124,124	124,034	119,591	123,821	100,268

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Assets
Cash and due from banks	$109,471	$40,841	$44,938	$175,400	$53,357
Interest-bearing deposits in banks	978,464	448,746	548,458	268,514	1,566,612
Total cash and cash equivalents	1,087,935	489,587	593,396	443,914	1,619,969
Investment securities:
Available for sale, at fair value	1,205,340	1,357,752	1,497,278	1,619,878	1,722,556
Held to maturity	109,245	115,319	124,242	143,234	170,804
Other investments	106,450	142,225	144,070	158,172	126,151
Total investment securities	1,421,035	1,615,296	1,765,590	1,921,284	2,019,511
Loans held for sale	1,059,947	2,000,390	2,416,599	2,088,046	1,403,205
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	12,562,967	12,867,388	12,255,294	12,505,089	10,056,726
Allowance for loan and lease losses	(66,991)	(73,469)	(77,067)	(82,102)	(76,469)
Total loans and leases held for investment, net	12,495,976	12,793,919	12,178,227	12,422,987	9,980,257
Equipment under operating leases, net	34,918	39,850	44,863	50,040	55,532
Mortgage servicing rights (MSR), net	501,494	462,718	375,641	375,859	381,773
Deferred income taxes, net	92,253	139,814	164,053	170,877	183,943
Premises and equipment, net	67,282	65,930	65,746	66,806	64,789
Other assets	851,249	755,368	702,373	703,065	800,461
Total Assets	$17,612,089	$18,362,872	$18,306,488	$18,242,878	$16,509,440
Liabilities
Deposits:
Noninterest-bearing	$1,365,655	$1,205,326	$1,287,292	$1,445,783	$1,475,204
Interest-bearing	12,262,021	12,464,540	12,387,074	11,696,605	10,340,722
Total deposits	13,627,676	13,669,866	13,674,366	13,142,388	11,815,926
Other borrowings	1,872,700	2,667,700	2,707,331	3,173,021	2,823,927
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	405,050	372,173	316,599	372,543	507,815
Total Liabilities	16,009,176	16,813,489	16,802,046	16,791,702	15,251,418
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	—
Common Stock	1,225	1,224	1,221	1,210	1,206
Additional paid-in capital	830,758	827,682	823,696	811,085	812,823
Retained earnings	677,809	650,866	609,849	575,665	550,724
Accumulated other comprehensive loss	(56,879)	(80,389)	(80,324)	(86,784)	(106,731)
Total Shareholders’ Equity	1,602,913	1,549,383	1,504,442	1,451,176	1,258,022
Total Liabilities and Shareholders’ Equity	$17,612,089	$18,362,872	$18,306,488	$18,242,878	$16,509,440

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates							Table 4
	Three Months Ended September 30, 2013			Three Months Ended June 30, 2013			Three Months Ended September 30, 2012
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$878,078	$493	0.22%	$616,553	$317	0.21%	$236,378	$152	0.26%
Investment securities	1,484,410	12,451	3.35%	1,569,234	14,077	3.59%	1,984,778	20,379	4.10%
Other investments	135,211	925	2.71%	136,249	736	2.17%	121,315	501	1.64%
Loans held for sale	1,932,075	18,207	3.77%	2,559,305	22,371	3.50%	2,750,575	32,508	4.73%
Loans and leases held for investment:
Residential mortgages	6,480,437	67,606	4.17%	6,220,190	68,346	4.40%	5,690,121	60,381	4.24%
Commercial and commercial real estate	4,864,670	64,774	5.28%	4,805,116	61,261	5.07%	2,045,963	23,869	4.57%
Lease financing receivables	1,041,040	17,552	6.74%	943,101	18,311	7.77%	692,643	21,218	12.25%
Home equity lines	162,194	1,708	4.18%	170,039	2,371	5.59%	186,179	2,190	4.68%
Consumer and credit card	6,241	263	16.72%	7,221	63	3.50%	8,375	63	2.99%
Total loans and leases held for investment	12,554,582	151,903	4.82%	12,145,667	150,352	4.94%	8,623,281	107,721	4.97%
Total interest-earning assets	16,984,356	$183,979	4.32%	17,027,008	$187,853	4.40%	13,716,327	$161,261	4.69%
Noninterest-earning assets	1,449,836			1,342,084			1,459,268
Total assets	$18,434,192			$18,369,092			$15,175,595
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,055,881	$5,025	0.65%	$3,006,281	$5,776	0.77%	$2,312,731	$4,456	0.77%
Market-based money market accounts	416,145	672	0.64%	421,180	758	0.72%	430,420	822	0.76%
Savings and money market accounts, excluding market-based	5,214,061	8,362	0.64%	5,024,910	9,465	0.76%	4,157,713	8,115	0.78%
Market-based time	621,675	1,244	0.79%	683,027	1,269	0.75%	815,528	2,029	0.99%
Time, excluding market-based	3,082,451	9,134	1.18%	3,345,856	9,299	1.11%	2,229,888	7,069	1.26%
Total deposits	12,390,213	24,437	0.78%	12,481,254	26,567	0.85%	9,946,280	22,491	0.90%
Borrowings:
Trust preferred securities	103,750	1,649	6.31%	103,750	1,644	6.36%	103,750	1,498	5.74%
FHLB advances	2,511,830	19,037	2.97%	2,533,707	18,425	2.88%	1,803,605	10,852	2.39%
Repurchase agreements	—	—	0.00%	—	—	0.00%	53,244	220	1.64%
Other	13	—	0.00%	—	—	0.00%	3	6	N.M.
Total interest-bearing liabilities	15,005,806	45,123	1.18%	15,118,711	46,636	1.23%	11,906,882	35,067	1.17%
Noninterest-bearing demand deposits	1,515,123			1,393,071			1,591,087
Other noninterest-bearing liabilities	351,762			339,039			459,815
Total liabilities	16,872,691			16,850,821			13,957,784
Total shareholders’ equity	1,561,501			1,518,271			1,217,811
Total liabilities and shareholders’ equity	$18,434,192			$18,369,092			$15,175,595
Net interest income/spread		$138,856	3.14%		$141,217	3.17%		$126,194	3.52%
Net interest margin			3.24%			3.33%			3.66%

Memo: Total deposits including noninterest-bearing	$13,905,336	$24,437	0.70%	$13,874,325	$26,567	0.76%	$11,537,367	$22,491	0.78%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

(4)	N.M. indicates not meaningful.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense							Table 5
	Three Months Ended					Nine Months Ended
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012
Legal and professional fees, excluding consent order expense	$7,158	$7,363	$7,023	$12,157	$10,379	$21,544	$33,498
Credit-related expenses:
Foreclosure and OREO expense	8,224	9,614	7,027	8,818	19,639	24,865	45,567
Other credit-related expenses	3,632	1,850	2,328	6,449	5,425	7,810	23,041
FDIC premium assessment and other agency fees	6,708	8,358	13,702	10,490	10,080	28,768	28,693
Advertising and marketing expense	6,516	6,320	10,381	11,123	10,340	23,217	24,893
Loan origination expense, net of deferred cost	1,106	1,033	1,807	1,495	2,834	3,946	7,779
Portfolio expense	3,875	3,183	3,275	3,877	3,843	10,333	10,867
Consent order expense	32,475	19,292	12,931	13,987	1,363	64,698	10,670
Other	15,574	9,816	15,627	17,070	10,474	41,017	36,903
Total general and administrative expense	$85,268	$66,829	$74,101	$85,466	$74,377	$226,198	$221,911

EverBank Financial Corp and Subsidiaries

Investment Securities					Table 6a
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - nonagency	$1,200,685	$1,351,318	$1,489,677	$1,611,775	$1,714,204
Other	4,655	6,434	7,601	8,103	8,352
Total investment securities available for sale	1,205,340	1,357,752	1,497,278	1,619,878	1,722,556
Held to maturity (at amortized cost):
Residential CMO securities - agency	44,707	61,526	80,203	106,346	132,946
Residential mortgage-backed securities (MBS) - agency	59,551	48,806	39,052	31,901	32,871
Other	4,987	4,987	4,987	4,987	4,987
Total investment securities held to maturity	109,245	115,319	124,242	143,234	170,804
Other investments	106,450	142,225	144,070	158,172	126,151
Total investment securities	$1,421,035	$1,615,296	$1,765,590	$1,921,284	$2,019,511

Loans and Leases Held for Investment					Table 6b
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Residential mortgages	$6,698,614	$6,586,116	$6,279,655	$6,708,748	$6,807,399
Commercial and commercial real estate	4,608,487	5,090,332	4,883,330	4,771,768	2,315,494
Lease financing receivables	1,092,866	1,014,996	911,371	836,935	742,332
Home equity lines	156,977	169,296	173,704	179,600	183,692
Consumer and credit card	6,023	6,648	7,234	8,038	7,809
Loans and leases held for investment, net of unearned income	12,562,967	12,867,388	12,255,294	12,505,089	10,056,726
Allowance for loan and lease losses	(66,991)	(73,469)	(77,067)	(82,102)	(76,469)
Total loans and leases held for investment, net	$12,495,976	$12,793,919	$12,178,227	$12,422,987	$9,980,257
The balances presented above include:
Net purchased loan and lease discounts	$120,321	$130,880	$146,666	$164,132	$188,924
Net deferred loan and lease origination costs	$45,315	$37,232	$25,889	$25,275	$22,282

Deposits					Table 6c
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Noninterest-bearing demand	$1,365,655	$1,205,326	$1,287,292	$1,445,783	$1,475,204
Interest-bearing demand	2,998,836	3,081,670	2,932,643	2,681,769	2,423,689
Market-based money market accounts	413,427	413,722	428,183	439,399	427,852
Savings and money market accounts, excluding market-based	5,186,243	5,153,072	4,901,926	4,451,843	4,311,055
Market-based time	627,889	637,145	708,137	736,612	803,463
Time, excluding market-based	3,035,626	3,178,931	3,416,185	3,386,982	2,374,663
Total deposits	$13,627,676	$13,669,866	$13,674,366	$13,142,388	$11,815,926

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Non-accrual loans and leases:
Residential mortgages	$60,066	$64,230	$69,876	$73,752	$75,355
Commercial and commercial real estate	76,662	60,636	63,924	76,289	85,306
Lease financing receivables	4,171	2,601	2,791	2,010	2,018
Home equity lines	4,164	4,368	4,513	4,246	4,492
Consumer and credit card	15	243	364	332	479
Total non-accrual loans and leases	145,078	132,078	141,468	156,629	167,650
Accruing loans 90 days or more past due	—	—	—	—	1,973
Total non-performing loans (NPL)	145,078	132,078	141,468	156,629	169,623
Other real estate owned (OREO)	32,108	36,528	39,576	40,492	43,612
Total non-performing assets (NPA)	177,186	168,606	181,044	197,121	213,235
Troubled debt restructurings (TDR) less than 90 days past due	79,664	82,236	88,888	90,094	82,030
Total NPA and TDR(1)	$256,850	$250,842	$269,932	$287,215	$295,265

Total NPA and TDR	$256,850	$250,842	$269,932	$287,215	$295,265
Government-insured 90 days or more past due still accruing	1,147,795	1,405,848	1,547,995	1,729,877	1,684,550
Loans accounted for under ASC 310-30:
90 days or more past due	45,104	54,054	67,630	79,984	117,506
OREO	21,240	21,194	22,955	16,528	18,557
Total regulatory NPA and TDR	$1,470,989	$1,731,938	$1,908,512	$2,113,604	$2,115,878
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	1.07%	0.89%	0.97%	1.08%	1.49%
NPA to total assets	1.01%	0.92%	0.99%	1.08%	1.29%
NPA and TDR to total assets	1.46%	1.37%	1.47%	1.57%	1.79%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	9.87%	10.76%	12.04%	13.55%	17.32%
NPA to total assets	7.90%	8.98%	9.94%	11.09%	12.32%
NPA and TDR to total assets	8.35%	9.43%	10.43%	11.59%	12.82%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ALLL, beginning of period	$73,469	$77,067	$82,102	$76,469	$77,393
Charge-offs:
Residential mortgages	3,038	3,271	5,069	4,525	3,868
Commercial and commercial real estate	6,081	2,781	1,447	1,957	2,636
Lease financing receivables	746	988	708	768	805
Home equity lines	430	627	489	488	1,215
Consumer and credit card	28	17	20	51	61
Total charge-offs	10,323	7,684	7,733	7,789	8,585
Recoveries:
Residential mortgages	70	117	111	293	52
Commercial and commercial real estate	488	3,549	443	2,454	3,023
Lease financing receivables	75	253	79	51	159
Home equity lines	130	120	129	80	52
Consumer and credit card	14	18	17	16	16
Total recoveries	777	4,057	779	2,894	3,302
Net charge-offs	9,546	3,627	6,954	4,895	5,283
Provision for loan and lease losses	3,068	29	1,919	10,528	4,359
ALLL, end of period	$66,991	$73,469	$77,067	$82,102	$76,469
Net charge-offs to average loans and leases held for investment	0.30%	0.12%	0.23%	0.16%	0.25%

Allowance for Loan and Lease Losses Ratio					Table 8b
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ALLL	$66,991	$73,469	$77,067	$82,102	$76,469
Loans and leases held for investment, net of unearned income	12,562,967	12,867,388	12,255,294	12,505,089	10,056,726
ALLL as a percentage of loans and leases held for investment	0.53%	0.57%	0.63%	0.66%	0.76%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Loan origination repurchase reserves, beginning of period	$21,960	$24,866	$27,000	$31,000	$34,000
Provision for new sales/securitizations	1,012	846	1,266	79	(13)
Provision for changes in estimate of existing reserves	(1,718)	(1,060)	(336)	3,203	1,703
Net realized losses on repurchases	(2,168)	(2,692)	(3,064)	(7,282)	(4,690)
Loan origination repurchase reserves, end of period	$19,086	$21,960	$24,866	$27,000	$31,000
Quarters of coverage at trailing 4 quarter realized loss rate	5	5	6	6	10

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Loan servicing repurchase reserves, beginning of period	$23,518	$23,599	$26,026	$27,309	$27,640
Provision for change in estimate of existing reserves	4,531	1,690	(401)	1,526	3,032
Net realized losses on repurchases	(5,316)	(1,771)	(2,026)	(2,809)	(3,363)
Loan servicing repurchase reserves, end of period	$22,733	$23,518	$23,599	$26,026	$27,309
Quarters of coverage at trailing 4 quarter realized loss rate	8	9	7	7	7

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2013
Net interest income	$125,545	$14,889	$(1,578)	$—	$138,856
Provision for loan and lease losses	1,216	1,852	—	—	3,068
Net interest income after provision for loan and lease losses	124,329	13,037	(1,578)	—	135,788
Noninterest income	32,937	110,479	153	—	143,569
Noninterest expense:
Foreclosure and OREO expense	6,354	1,870	—	—	8,224
Other credit-related expenses	533	3,099	—	—	3,632
All other noninterest expense	60,341	132,312	21,187	—	213,840
Income (loss) before income tax	90,038	(13,765)	(22,612)	—	53,661
Adjustment items (pre-tax):
Decrease in Bank of Florida non-accretable discount	(708)	—	—	—	(708)
MSR impairment (recovery)	—	(35,132)	—	—	(35,132)
Restructuring expense	1,901	2,527	799	—	5,227
Transaction and non-recurring regulatory related expense	—	32,437	148	—	32,585
Adjusted income (loss) before income tax	91,231	(13,933)	(21,665)	—	55,633
Total assets as of September 30, 2013	15,502,004	2,106,162	213,745	(209,822)	17,612,089

Three Months Ended June 30, 2013
Net interest income	$127,072	$15,719	$(1,574)	$—	$141,217
Provision for loan and lease losses	(1,320)	1,349	—	—	29
Net interest income after provision for loan and lease losses	128,392	14,370	(1,574)	—	141,188
Noninterest income	32,654	113,901	249	—	146,804
Noninterest expense:
Foreclosure and OREO expense	6,577	3,037	—	—	9,614
Other credit-related expenses	1,238	612	—	—	1,850
All other noninterest expense	64,155	114,275	23,646	—	202,076
Income (loss) before income tax	89,076	10,347	(24,971)	—	74,452
Adjustment items (pre-tax):
Decrease in Bank of Florida non-accretable discount	(867)	—	—	—	(867)
MSR impairment (recovery)	—	(32,572)	—	—	(32,572)
Transaction and non-recurring regulatory related expense	—	18,012	1,410	—	19,422
Adjusted income (loss) before income tax	88,209	(4,213)	(23,561)	—	60,435
Total assets as of June 30, 2013	15,588,567	2,805,876	194,395	(225,966)	18,362,872

Three Months Ended September 30, 2012
Net interest income	$114,587	$13,105	$(1,498)	$—	$126,194
Provision for loan and lease losses	3,547	812	—	—	4,359
Net interest income after provision for loan and lease losses	111,040	12,293	(1,498)	—	121,835
Noninterest income	20,608	76,693	(2)	—	97,299
Noninterest expense:
Foreclosure and OREO expense	17,463	2,176	—	—	19,639
Other credit-related expenses	1,879	3,544	2	—	5,425
All other noninterest expense	60,526	65,900	32,479	—	158,905
Income (loss) before income tax	51,780	17,366	(33,981)	—	35,165
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	178	—	—	—	178
MSR impairment (recovery)	—	18,229	—	—	18,229
Transaction and non-recurring regulatory related expense	—	1,657	2,527	—	4,184
Adjusted income (loss) before income tax	51,958	37,252	(31,454)	—	57,756
Total assets as of September 30, 2012	14,696,893	1,838,964	129,141	(155,558)	16,509,440

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Net income	$33,150	$45,993	$39,146	$28,846	$22,178	$118,289	$45,196
Transaction expense, net of tax	—	—	—	903	1,268	—	4,452
Non-recurring regulatory related expense, net of tax	20,203	12,042	11,425	9,564	1,326	43,670	8,169
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(439)	(538)	950	486	111	(27)	2,709
Adoption of TDR guidance and policy change, net of tax	—	—	—	3,709	—	—	—
MSR impairment (recovery), net of tax	(21,783)	(20,194)	(7,784)	—	11,302	(49,761)	39,375
Restructuring expense, net of tax	3,242	—	—	—	—	3,242	—
Adjusted net income	$34,373	$37,303	$43,737	$43,508	$36,185	$115,413	$99,901
Adjusted net income allocated to preferred stock	2,532	2,531	2,531	1,491	—	7,594	7,582
Adjusted net income allocated to common shareholders	$31,841	$34,772	$41,206	$42,017	$36,185	$107,819	$92,319
Adjusted net earnings per common share, basic	$0.26	$0.28	$0.34	$0.35	$0.31	$0.88	$0.94
Adjusted net earnings per common share, diluted	$0.26	$0.28	$0.33	$0.34	$0.30	$0.87	$0.92
Weighted average common shares outstanding:
(units in thousands)
Basic	122,509	122,281	121,583	120,773	118,038	122,128	98,387
Diluted	124,124	124,034	123,439	122,807	119,591	123,821	100,268

Tangible Equity, Tangible Common Equity, Adjusted Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Shareholders’ equity	$1,602,913	$1,549,383	$1,504,442	$1,451,176	$1,258,022
Less:
Goodwill	46,859	46,859	46,859	46,859	10,238
Intangible assets	6,340	6,867	7,394	7,921	6,348
Tangible equity	1,549,714	1,495,657	1,450,189	1,396,396	1,241,436
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	—
Tangible common equity	1,399,714	1,345,657	1,300,189	1,246,396	1,241,436
Less:
Accumulated other comprehensive loss	(56,879)	(80,389)	(80,324)	(86,784)	(106,731)
Adjusted tangible common equity	$1,456,593	$1,426,046	$1,380,513	$1,333,180	$1,348,167

Total assets	$17,612,089	$18,362,872	$18,306,488	$18,242,878	$16,509,440
Less:
Goodwill	46,859	46,859	46,859	46,859	10,238
Intangible assets	6,340	6,867	7,394	7,921	6,348
Tangible assets	$17,558,890	$18,309,146	$18,252,235	$18,188,098	$16,492,854

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Shareholders’ equity		$1,648,152	$1,598,419	$1,560,001	$1,518,934	$1,339,669
Less:	Goodwill and other intangibles	(51,436)	(51,807)	(52,089)	(54,780)	(16,586)
	Disallowed servicing asset	(39,658)	(36,182)	(31,585)	(32,378)	(33,366)
	Disallowed deferred tax asset	(64,462)	(65,406)	(66,351)	(67,296)	(69,412)
Add:	Accumulated losses on securities and cash flow hedges	54,392	78,181	77,073	83,477	103,238
Tier 1 capital		1,546,988	1,523,205	1,487,049	1,447,957	1,323,543
Add:	Allowance for loan and lease losses	66,991	73,469	77,067	82,102	76,469
Total regulatory capital		$1,613,979	$1,596,674	$1,564,116	$1,530,059	$1,400,012

Adjusted total assets		$17,510,528	$18,287,359	$18,234,886	$18,141,856	$16,488,067
Risk-weighted assets		11,120,048	11,656,698	11,406,725	11,339,415	8,701,164